                          SUPPLEMENTAL TRUST INDENTURE
                                      FROM
                         NORTHERN STATES POWER COMPANY

                                       TO
                         HARRIS TRUST AND SAVINGS BANK
                                    TRUSTEE
                                 --------------
                              DATED MARCH 1, 1998
                                 --------------
                        SUPPLEMENTAL TO TRUST INDENTURE
                             DATED FEBRUARY 1, 1937
                                      AND
                           SUPPLEMENTAL AND RESTATED
                             TRUST INDENTURE DATED
                                  MAY 1, 1988

                               TABLE OF CONTENTS
                                 --------------

                                                                                                                PAGE
                                                                                                                -----
Parties....................................................................................................           1
Recitals...................................................................................................           1
Form of Bonds of Series 2028 Bonds and Series 2003 Bonds...................................................           2
Form of Trustee's Certificate..............................................................................           5
Further Recitals...........................................................................................           5

                                                       ARTICLE I.
                               SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY TO THE LIEN OF
                                                THE ORIGINAL INDENTURE.
Section 1.01--        Grant of certain property, including personal property to comply with the Uniform
                      Commercial Code, subject to permitted liens and other exceptions contained in 1937
                      Indenture............................................................................           5

                                                      ARTICLE II.
                             FORM AND EXECUTION OF SERIES 2028 BONDS AND SERIES 2003 BONDS.
Section 2.01--        Terms of Series 2028 Bonds...........................................................           6
Section 2.02--        Terms of Series 2003 Bonds...........................................................           8
Section 2.03--        Redemption of Series 2028 Bonds and Series 2003 Bonds................................           9
Section 2.04--        Interchangeability of bonds..........................................................           9
Section 2.05--        Charges for exchange or transfer of bonds............................................           9
Section 2.06--        Execution of bonds...................................................................           9
Section 2.07--        Book-Entry System....................................................................          10

                                                      ARTICLE III.
                                          APPOINTMENT OF AUTHENTICATING AGENT.
Section 3.01--        Appointment of agent or agents.......................................................          12
Section 3.02--(a)     Qualification of agents..............................................................          12
            (b)       Continuation of agent upon merger or consolidation...................................          12
            (c)       Termination of successor agent.......................................................          12
            (d)       Compensation of agent................................................................          12
Section 3.03--        Form of alternate certificate of authentication......................................          13
Section 3.04--        Limit on location and number of agents...............................................          13

                                                      ARTICLE IV.
                                         FINANCING STATEMENT TO COMPLY WITH THE
                                                UNIFORM COMMERCIAL CODE.
Section 4.01--        Names and addresses of debtor and secured party......................................          13
Section 4.02--        Property subject to lien.............................................................          13
Section 4.03--        Maturity dates and principal amounts of obligations secured..........................          13
Section 4.04--        Financing Statement adopted for all First Mortgage Bonds listed in Section 4.03......          14

                                                                                                                PAGE
                                                                                                                -----
Section 4.05--        Recording data for the 1937 Indenture and prior Supplemental Trust Indentures........          14
Section 4.06--        Financing Statement covers additional series of First Mortgage Bonds.................          15

                                                       ARTICLE V.
                                                AMENDMENTS TO INDENTURE.

Section 5.01--        Consent of holders of Bonds..........................................................          15

                                                      ARTICLE VI.
                                                     MISCELLANEOUS.
Section 6.01--        Recitals of fact, except as stated, are statements of the Company....................          15
Section 6.02--        Supplemental Trust Indenture to be construed as a part of the 1937 Indenture, as
                      supplemented.........................................................................          15
Section 6.03--(a)     Trust Indenture Act to control.......................................................          16
            (b)       Severability of conditions contained in Supplemental Trust Indenture and bonds.......          16
Section 6.04--        Word "Indenture" as used herein includes in its meaning the 1937 Indenture and all
                      indentures supplemental thereto......................................................          16
Section 6.05--        References to either party in Supplemental Trust Indenture include successors or
                      assigns..............................................................................          16
Section 6.06--(a)     Provision for execution in counterparts..............................................          16
            (b)       Table of Contents and descriptive headings of Articles not to affect meaning.........          16
                                                     --------------

Schedule A.................................................................................................         A-1

    SUPPLEMENTAL TRUST INDENTURE, made as of the 1st day of March, 1998, by and between NORTHERN STATES POWER COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota, having its principal office in the City of Minneapolis in said State (the "Company"), party of the first part, and HARRIS TRUST AND SAVINGS BANK, a corporation duly organized and existing under and by virtue of the laws of the State of Illinois, having its principal office in the City of Chicago in said State, as Trustee (the "Trustee"), party of the second part;

WITNESSETH:

    WHEREAS, the Company heretofore has executed and delivered to the Trustee its Trust Indenture (the "1937 Indenture"), made as of February 1, 1937, whereby the Company granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed to the Trustee, and to its respective successors in trust, all property, real, personal, and mixed then owned or thereafter acquired or to be acquired by the Company (except as therein excepted from the lien thereof) and subject to the rights reserved by the Company in and by the provisions of the 1937 Indenture, to be held by said Trustee in trust in accordance with provisions of the 1937 Indenture for the equal pro rata benefit and security of all and every of the bonds issued thereunder in accordance with the provisions thereof; and

    WHEREAS, the Company heretofore has executed and delivered to the Trustee a Supplemental Trust Indenture, made as of June 1, 1942, whereby the Company conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the date of the 1937 Indenture; and

    WHEREAS, the Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions, and agreements of the 1937 Indenture certain additional covenants, conditions, and agreements to be observed by the Company, created the following series of First Mortgage Bonds:

     DATE OF SUPPLEMENTAL
       TRUST INDENTURE                            DESIGNATION OF SERIES
------------------------------  ----------------------------------------------------------
February 1, 1944                Series due February 1, 1974 (retired)
October 1, 1945                 Series due October 1, 1975 (retired)
July 1, 1948                    Series due July 1, 1978 (retired)
August 1, 1949                  Series due August 1, 1979 (retired)
June 1, 1952                    Series due June 1, 1982 (retired)
October 1, 1954                 Series due October 1, 1984 (retired)
September 1, 1956               Series due 1986 (retired)
August 1, 1957                  Series due August 1, 1987 (redeemed)
July 1, 1958                    Series due July 1, 1988 (retired)
December 1, 1960                Series due December 1, 1990 (retired)
August 1, 1961                  Series due August 1, 1991 (retired)
June 1, 1962                    Series due June 1, 1992 (retired)
September 1, 1963               Series due September 1, 1993 (retired)
August 1, 1966                  Series due August 1, 1996 (redeemed)
June 1, 1967                    Series due June 1, 1995 (redeemed)
October 1, 1967                 Series due October 1, 1997 (redeemed)
May 1, 1968                     Series due May 1, 1998 (redeemed)
October 1, 1969                 Series due October 1, 1999 (redeemed)
February 1, 1971                Series due March 1, 2001 (redeemed)
May 1, 1971                     Series due June 1, 2001 (redeemed)
February 1, 1972                Series due March 1, 2002
January 1, 1973                 Series due February 1, 2003
January 1, 1974                 Series due January 1, 2004 (redeemed)
September 1, 1974               Pollution Control Series A (redeemed)
April 1, 1975                   Pollution Control Series B (redeemed)
May 1, 1975                     Series due May 1, 2005 (redeemed)
March 1, 1976                   Pollution Control Series C (retired)
June 1, 1981                    Pollution Control Series D, E and F (redeemed)
December 1, 1981                Series due December 1, 2011 (redeemed)

     DATE OF SUPPLEMENTAL
       TRUST INDENTURE                            DESIGNATION OF SERIES
------------------------------  ----------------------------------------------------------
May 1, 1983                     Series due May 1, 2013 (redeemed)
December 1, 1983                Pollution Control Series G (redeemed)
September 1, 1984               Pollution Control Series H (redeemed)
December 1, 1984                Resource Recovery Series I
May 1, 1985                     Series due June 1, 2015 (redeemed)
September 1, 1985               Pollution Control Series J, K and L
July 1, 1989                    Series due July 1, 2019 (redeemed)
June 1, 1990                    Series due June 1, 2020 (redeemed)
October 1, 1992                 Series due October 1, 1997 (retired)
April 1, 1993                   Series due April 1, 2003
December 1, 1993                Series due December 1, 2000, and December 1, 2005
February 1, 1994                Series due February 1, 1999
October 1, 1994                 Series due October 1, 2001
June 1, 1995                    Series due July 1, 2025
April 1, 1997                   Pollution Control Series M, N, O and P; and

    WHEREAS, the 1937 Indenture and all of the foregoing Supplemental Trust Indentures are referred to herein collectively as the "Original Indenture;" and

    WHEREAS, the Company heretofore has executed and delivered to the Trustee a Supplemental and Restated Trust Indenture, dated May 1, 1988 (the "Restated Indenture"), which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture, amended and restated the Original Indenture; and

    WHEREAS, the Restated Indenture will not become effective and operative until all bonds of each series issued under the Original Indenture prior to May 1, 1988 shall have been retired through payment or redemption (including those bonds "deemed to be paid" within the meaning of that term as used in Article XVII of the 1937 Indenture) or until, subject to certain exceptions, the holders of the requisite principal amount of such bonds shall have consented to the amendments contained in the Restated Indenture (such date being herein called the "Effective Date"); and

    WHEREAS, the Original Indenture and the Restated Indenture are referred to herein collectively as the "Indenture"; and

    WHEREAS, the Indenture provides that bonds may be issued thereunder in one or more series, each series to have such distinctive designation as the Board of Directors of the Company may select for such series; and

    WHEREAS, the Company is desirous of providing for the creation of (a) a new series of First Mortgage Bonds to be designated "First Mortgage Bonds, Series due March 1, 2028" (the "Series 2028 Bonds") and (b) a new series of First Mortgage Bonds to be designated "First Mortgage Bonds, Series due March 1, 2003" (the "Series 2003 Bonds", and collectively with the Series 2028 Bonds, the "Bonds"), the Bonds of each series to be issued as registered bonds without coupons in denominations of a multiple of $1000, and the bonds of said series to be substantially in the form and of the tenor following, to-wit:

               (Form of Series 2028 Bonds and Series 2003 Bonds)
                         NORTHERN STATES POWER COMPANY
            (Incorporated under the laws of the State of Minnesota)
                              First Mortgage Bond
                              Series due March 1,
No. ______________                                              $ ______________

    Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

    NORTHERN STATES POWER COMPANY, a corporation organized and existing under the laws of the State of Minnesota (the "Company"), for value received, hereby
promises  to pay to                 or  registered assigns, at the office of the
Trustee, in Chicago, Illinois, or, at the option of the registered owner, at the agency of the Company in the Borough of Manhattan, City and State of New York,
the  sum of                    Dollars in  lawful money of  the United States of
America, on the first day of March, [2028] [2003], and to pay interest hereon from the date hereof at the rate of [six and one-half][five and seven-eighths] percent per annum, in like money, until the Company's obligation with respect to the payment of such principal sum shall be discharged; said interest being payable at the option of the person entitled to such interest either at the office of the Trustee, in Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, on the first day of March and on the first day of September in each year provided that as long as there is no existing default in the payment of interest and except for the payment of defaulted interest, the interest payable on any March 1 or September 1 will be paid to the person in whose name this bond was registered at the close of business on the record date (the February 18 prior to such March 1 or the August 21 prior to such September 1 unless any such date is not a business day, in which event it will be the next preceding business day).

    "EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, THESE GLOBAL BONDS MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY, ANOTHER NOMINEE OF THE DEPOSITORY, A SUCCESSOR OF THE DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR."

    This bond is one of a duly authorized issue of bonds of the Company, of the series and designation indicated on the face hereof, which issue of bonds consists, or may consist, of several series of varying denominations, dates, and tenor, all issued and to be issued under and equally secured (except insofar as a sinking fund, or similar fund, established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by a Trust Indenture dated February 1, 1937 (the "1937 Indenture"), as supplemented by 45 supplemental trust indentures (collectively, the "Supplemental Indentures"), a Supplemental and Restated Trust Indenture dated May 1, 1988 (the "Restated Indenture") and a new supplemental trust indenture for the bonds of this series (the "New Supplemental Indenture"), executed by the Company to Harris Trust and Savings Bank, as Trustee (the "Trustee"). The 1937 Indenture, as supplemented by the Supplemental Indentures, the Restated Indenture and the New Supplemental Indenture herein are referred to collectively as the "Indenture". Reference hereby is made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds as to such security, and the terms and conditions upon which the bonds may be issued under the Indenture and are secured. The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the happening of a default as in the Indenture provided.

    With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds, and the terms and provisions of the Indenture and of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least 80% in principal amount of the bonds then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds challenged and disqualified from voting by reason of the Company's interest therein as provided in the Indenture); provided that without the consent of all holders of all bonds affected no such modification or alteration shall permit the extension of the maturity of the principal of any bond or the reduction in the rate of interest thereon or any other modification in the terms of payment of such principal or interest. The foregoing 80% requirement will be reduced to 66 2/3% when all bonds of each series issued under the Indenture prior to May 1, 1985, shall have been retired or all the holders thereof shall have consented to such reduction.

    The Restated Indenture amends and restates the 1937 Indenture and the Supplemental Indentures. The Restated Indenture will become effective and operative (the "Effective Date") when all Bonds of each series issued under the Indenture prior to May 1, 1988 shall have been retired through payment or redemption (including those bonds "deemed to be paid" within the meaning of that term as used in Article XVII of the 1937 Indenture) or until, subject to certain exceptions, the holders of the requisite principal amount of such bonds shall have consented to the amendments contained in the Restated Indenture. Holders of the bonds of this series and of each subsequent series of bonds issued under the Indenture likewise will be bound by the amendments contained in the Restated Indenture when they become effective and operative. Reference is made to the Restated Indenture for a complete description of the amendments contained therein to the 1937 Indenture and to the Supplemental Indentures.

    The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and shall not be affected by any notice to the contrary.

    Bonds of this series are not redeemable prior to maturity, for any reason, and are not subject to a sinking fund.

    This bond is transferable as prescribed in the Indenture by the registered owner hereof in person, or by his duly authorized attorney, at the office of the Trustee in Chicago, Illinois, or at the option of the owner at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, upon surrender and cancellation of this bond, and thereupon a new bond or bonds of the same series and of a like aggregate principal amount will be issued to the transferee in exchange therefor as provided in the Indenture, upon payment of taxes or other governmental charges, if any, that may be imposed in relation thereto.

    Bonds of this series are interchangeable as to denominations in the manner and upon the conditions prescribed in the Indenture.

    No charge shall be made by the Company for any exchange or transfer of bonds of the Series due March 1, [2028] [2003], other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

    No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or of any claim based hereon or in respect hereof or of said Indenture, against any incorporator, or any past, present, or future shareholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or a trustee in bankruptcy, whether by virtue of any constitution, statute, or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.

    This bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been signed by or on behalf of Harris Trust and Savings Bank, as Trustee under the Indenture, or its successor thereunder.

    IN WITNESS WHEREOF, NORTHERN STATES POWER COMPANY has caused this bond to be executed in its name by its President or a Vice President and its corporate seal, or a facsimile thereof, to be hereto affixed and attested by its Secretary or an Assistant Secretary.
    Dated: ____________________________       NORTHERN STATES POWER COMPANY
        Attest: ________________________  By ___________________________________
         _________ Secretary                       _________ President

                          (Form of Trustee's Certificate)

    This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.

                                          HARRIS TRUST AND SAVINGS BANK,
                                                As Trustee,
                                            By _________________________________
                                                      Authorized Officer

and

    WHEREAS, the Company is desirous of conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee and to its respective successors in trust, additional property acquired by it subsequent to the date of the preparation of the Supplemental Trust Indenture dated April, 1997; and

    WHEREAS, the Indenture provides in substance that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and of providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Indenture and of conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee additional property of the Company, and for any other purpose not inconsistent with the terms of the Indenture; and

    WHEREAS, the execution and delivery of this Supplemental Trust Indenture has been duly authorized by a resolution adopted by the Board of Directors of the Company; and

    WHEREAS, the Trustee has duly determined to execute this Supplemental Trust Indenture and to be bound, insofar as it may lawfully do so, by the provisions hereof;

    Now THEREFORE, Northern States Power Company, in consideration of the premises and of one dollar duly paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt of which is hereby acknowledged, and other good and valuable considerations, does hereby covenant and agree to and with Harris Trust and Savings Bank, as Trustee, and its successors in the trust under the Indenture for the benefit of those who hold or shall hold the bonds, or any of them, issued or to be issued thereunder as follows:

                                   ARTICLE I.
                 SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY TO
                      THE LIEN OF THE ORIGINAL INDENTURE.

    SECTION 1.01. The Company in order to better secure the payment, of both the principal and interest, of all bonds of the Company at any time outstanding under the Indenture according to their tenor and effect and the performance of and compliance with the covenants and conditions contained in the Indenture, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over, and confirm to the Trustee and to its respective successors in said trust forever, subject to the rights reserved by the Company in and by the provisions of the Indenture, all of the property described and mentioned or enumerated in a schedule annexed hereto and marked Schedule A, reference to said schedule being made hereby with the same force and effect as if the same were incorporated herein at length; together with all and singular the tenements, hereditaments, and appurtenances belonging and in any way appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, products, and profits thereof;

    Also, in order to subject the personal property and chattels of the Company to the lien of the Indenture and to conform with the provisions of the Uniform Commercial Code, all fossil, nuclear, hydro, and other electric generating plants, including buildings and other structures, turbines, generators, exciters, boilers, reactors, nuclear fuel, other boiler plant equipment, condensing equipment and all other generating equipment; substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam heating mains and equipment; gas transmission and distribution systems, including structures, storage facilities, mains, compressor stations, purifier stations, pressure holders, governors, services, and meters; telephone plant and related distribution systems; trucks and trailers; office, shop, and other buildings and structures, furniture and equipment; apparatus and equipment of all other kinds and descriptions; materials and supplies; all municipal and other franchises, leaseholds, licenses, permits, privileges, patents and patent rights; all shares of stock, bonds, evidences of indebtedness, contracts, claims, accounts receivable, choses in action and other intangibles, all books of account and other corporate records;

    Excluding, however, all merchandise and appliances heretofore or hereafter acquired for the purpose of sale to customers and others;

    All the estate, right, title, interest, and claim, whatsoever, at law as well as in equity, which the Company now has or hereafter may acquire in and to the aforesaid property and every part and parcel thereof subject, however, to the right of the Company, until the happening of a completed default as defined in Section 1 of Article XIII of the Original Indenture prior to the Effective Date and upon the occurrence and continuation of a Completed Default as defined in the Indenture on and after the Effective Date, to retain in its possession all shares of stock, notes, evidences of indebtedness, other securities and cash not expressly required by the provisions hereof to be deposited with the Trustee, to retain in its possession all contracts, bills and accounts receivable, motor cars, any stock of goods, wares and merchandise, equipment or supplies acquired for the purpose of consumption in the operation, construction, or repair of any of the properties of the Company, and to sell, exchange, pledge, hypothecate, or otherwise dispose of any or all of such property so retained in its possession free from the lien of the Indenture, without permission or hindrance on the part of the Trustee, or any of the bondholders. No person in any dealings with the Company in respect of any such property shall be charged with any notice or knowledge of any such completed default (prior to the Effective Date) or Completed Default (after the Effective Date) under the Indenture while the Company is in possession of such property. Nothing contained herein or in the Indenture shall be deemed or construed to require the deposit with, or delivery to, the Trustee of any of such property, except such as is specifically required to be deposited with the Trustee by some express provision of the Indenture;

    To have and to hold all said property, real, personal, and mixed, granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, or confirmed by the Company as aforesaid, or intended so to be, to the Trustee and its successors and assigns forever, subject, however, to permitted liens as defined in Section 5 of Article I of the 1937 Indenture prior to the Effective Date and to Permitted Encumbrances on and after the Effective Date and to the further reservations, covenants, conditions, uses, and trusts set forth in the Indenture; in trust nevertheless for the same purposes and upon the same conditions as are set forth in the Indenture.

                                  ARTICLE II.
         FORM AND EXECUTION OF SERIES 2028 BONDS AND SERIES 2003 BONDS

    SECTION 2.01. There hereby is created, for issuance under the Indenture, a series of bonds designated Series due March 1, 2028, each of which shall bear the descriptive title "First Mortgage Bond, Series due March 1, 2028" (the "Series 2028 Bonds"), and the form thereof shall contain suitable provisions with respect to the matters hereafter specified in this Section. Series 2028
Bonds shall be substantially of the tenor and purport hereinbefore recited. Series 2028 Bonds shall mature March 1, 2028, and shall be issued as registered bonds without coupons in denominations of a multiple of $1,000. The Series 2028 Bonds shall bear interest at the rate of 6 1/2% per annum payable semi-annually on March 1 and September 1 of each year, and the principal shall be payable at the office of the Trustee in Chicago, Illinois, or at the option of the registered owner at the agency of the Company in the Borough of Manhattan, City and State of New York, in lawful money of the United States of America, and the interest shall be payable in like money at the option of the person entitled to such interest either at said office of the Trustee in Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York. Series 2028 Bonds, shall be dated as of the interest payment date next preceding the authentication thereof by the Trustee except that (i) if any bond shall be authenticated before September 1, 1998, it shall be dated as of March 1, 1998, unless (iii) below is applicable, (ii) if the Company shall at the time of the authentication of a Series 2028 Bond, be in default in the payment of interest upon the Series 2028 Bonds, such Series 2028 Bond shall be dated as of the date of the beginning of the period for which such interest is so in default, and
(iii) as long as there is no existing default in the payment of interest on the Series 2028 Bonds, if any Series 2028 Bond, shall be authenticated after the close of business on any Record Date but on or prior to the interest payment date relating to such Record Date, it shall be dated as of such interest payment date.

    As long as there is no existing default in the payment of interest on the Series 2028 Bonds, the person in whose name any Series 2028 Bond, is registered at the close of business on any Record Date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding any transfer or exchange of such Series 2028 Bond, subsequent to the Record Date and on or prior to such interest payment date, except as and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such Series 2028 Bond, is registered on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice thereof shall be given to the registered holder of any Series 2028 Bond, not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2028 Bonds may be listed, and upon such notice as may be required by such exchange.

    The term "Record Date" as used herein with respect to any interest payment date (March 1 or September 1) shall mean the February 18 prior to such March 1 or August 21 prior to such September 1 unless such February 18 or August 21 shall not be a business day, in which event "Record Date" shall mean the next preceding business day. The term "business day" as used herein shall mean any day other than a Saturday or a Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.

    As  used in this Section 2.01, the term "default in the payment of interest"
means  failure  to  pay  interest  on  the  applicable  interest  payment   date
disregarding any period of grace permitted by the Indenture.

    The "Special Record Date" as used herein shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Series 2028 Bond, and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as provided in this Section 2.01. Thereupon the Trustee shall fix a Special Record Date for the payment of such defaulted interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each holder of the Series 2028 Bonds, at his address as it appears in the bond register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such defaulted interest and the Special Record Date therefor having been mailed as aforesaid, such defaulted interest shall be paid to the persons in whose names the Series 2028 Bonds, are registered on such Special Record Date and shall not be payable pursuant to the paragraph immediately following in this Section 2.01.

    The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2028 Bonds, may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this Section 2.01, such payment shall be deemed practicable by the Trustee.

    SECTION 2.02. There hereby is created, for issuance under the Indenture, a series of bonds designated Series due March 1, 2003, each of which shall bear the descriptive title "First Mortgage Bond, Series due March 1, 2003" (the "Series 2003 Bonds"), and the form thereof shall contain suitable provisions with respect to the matters hereafter specified in this Section. The Series 2003 Bonds shall be substantially of the tenor and purport hereinbefore recited. The Series 2003 Bonds shall mature March 1, 2003, and shall be issued as registered bonds without coupons in denominations of a multiple of $1,000. The Series 2003 Bonds shall bear interest at the rate of 5 7/8% per annum payable semi-annually on March 1 and September 1 of each year, and the principal shall be payable at the office of the Trustee in Chicago, Illinois, or at the option of the registered owner at the agency of the Company in the Borough of Manhattan, City and State of New York, in lawful money of the United States of America, and the interest shall be payable in like money at the option of the person entitled to such interest either at said office of the Trustee in Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York. Series 2003 Bonds, shall be dated as of the interest payment date next preceding the authentication thereof by the Trustee except that (i) if any bond shall be authenticated before September 1, 1998, it shall be dated as of March 1, 1998, unless (iii) below is applicable, (ii) if the Company shall at the time of the authentication of a Series 2003 Bond, be in default in the payment of interest upon the Series 2003 Bonds, such Series 2003 Bond shall be dated as of the date of the beginning of the period for which such interest is so in default, and (iii) as long as there is no existing default in the payment of interest on the Series 2003 Bonds, if any Series 2003 Bond, shall be authenticated after the close of business on any Record Date but on or prior to the interest payment date relating to such Record Date, it shall be dated as of such interest payment date.

    As long as there is no existing default in the payment of interest on the Series 2003 Bonds, the person in whose name any Series 2003 Bond, is registered at the close of business on any Record Date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding any transfer or exchange of such Series 2003 Bond, subsequent to the Record Date and on or prior to such interest payment date, except as and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such Series 2003 Bond, is registered on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice thereof shall be given to the registered holder of any Series 2003 Bond, not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2003 Bonds may be listed, and upon such notice as may be required by such exchange.

    The term "Record Date" as used herein with respect to any interest payment date (March 1 or September 1) shall mean the February 18 prior to such March 1 or August 21 prior to such September 1 unless such February 18 or August 21 shall not be a business day, in which event "Record Date" shall mean the next preceding business day. The term "business day" as used herein shall mean any day other than a Saturday or a Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.

    As  used in this Section 2.02, the term "default in the payment of interest"
means  failure  to  pay  interest  on  the  applicable  interest  payment   date
disregarding any period of grace permitted by the Indenture.

    The "Special Record Date" as used herein shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Series 2003 Bond, and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as provided in this Section 2.02. Thereupon the Trustee shall fix a Special Record Date for the payment of such defaulted interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each holder of the Series 2003 Bonds, at his address as it appears in the bond register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such defaulted interest and the Special Record Date therefor having been mailed as aforesaid, such defaulted interest shall be paid to the persons in whose names the Series 2003 Bonds, are registered on such Special Record Date and shall not be payable pursuant to the paragraph immediately following in this Section 2.02.

    The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2003 Bonds, may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this Section 2.02, such payment shall be deemed practicable by the Trustee.

    SECTION 2.03. The Series 2028 Bonds and the Series 2003 Bonds are not redeemable prior to maturity for any reason and are not subject to a sinking fund.

    SECTION 2.04. The registered owner of any Bond or Bonds, at his option may surrender the same with other Bonds of such series at the office of the Trustee in Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, for cancellation, in exchange for other Bonds of such series of higher or lower authorized denominations, but of the same aggregate principal amount, bearing interest from its date, and upon receipt of any payment required under the provisions of Section 2.05 hereof. Thereupon the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other registered bonds to such registered owner at its office or at any other place specified as aforesaid.

    SECTION 2.05. No charge shall be made by the Company for any exchange or transfer of Bonds, other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

    SECTION 2.06. The Bonds, shall be executed on behalf of the Company by the manual signature of its President or one of its Vice Presidents or with the facsimile signature of its President, and its corporate seal shall be thereunto affixed, or printed, lithographed, or engraved thereon, in facsimile, and attested by the manual signature of its Secretary or one of its Assistant Secretaries or with the facsimile signature of its Secretary. In case any of the officers who shall have signed any Bonds or attested the seal thereon or whose facsimile signature shall be borne by the Bonds shall cease to be such officers of the Company before the Bonds so signed and sealed actually shall have been authenticated by the Trustee or delivered by the Company, such Bonds nevertheless may be issued, authenticated, and delivered with the same force and effect as though the person or persons who signed such Bonds and attested the seal thereon or whose facsimile signature is borne by the Bonds had not ceased to be such officer or officers of the Company. Any Bond issuable hereunder may be signed or attested by manual or facsimile signature in behalf of the Company by such person as at the actual date of the execution of such Bond shall be the proper officer of the Company, although at the date of such Bond such person shall not have been an officer of the Company.

    SECTION 2.07. (a) Except as provided in subsections (c) and (g) below, the registered holder of all of the Series 2028 Bonds and the Series 2003 Bonds shall be The Depository Trust Company ("DTC") and such Bonds shall be registered in the name of Cede & Co., as nominee for DTC. Payment of principal of and interest on any Bonds registered in the name of Cede & Co. shall be made by transfer of New York Federal or equivalent immediately available funds with respect to the Bonds to the account of Cede & Co. on each such payment date for the respective series of Bonds at the address indicated for Cede & Co. in the bond register kept by the Trustee for the respective series of Bonds.

    (b) The Series 2028 Bonds and the Series 2003 Bonds shall each be initially issued in the form of a separate single authenticated fully registered certificate in the aggregate principal amount of the Series 2028 Bonds and the Series 2003 Bonds, respectively. Upon initial issuance, the ownership of such Bonds shall be registered in the bond register kept by the Trustee in the name of Cede & Co., as nominee of DTC. The Trustee and the Company may treat DTC (or its nominee) as the sole and exclusive registered holder of the Series 2028 Bonds and the Series 2003 Bonds, respectively, registered in its name for the purposes of payment of the principal of and interest on the Series 2028 Bonds and Series 2003 Bonds, respectively, and of giving any notice permitted or required to be given to holders under the Indenture, except as provided in
Section 2.07(g) below; and neither the Trustee nor the Company shall be affected by any notice to the contrary. Neither the Trustee nor the Company shall have any responsibility or obligation to any of DTC's participants (each a "Participant"), any person claiming a beneficial ownership in the Bonds, under or through DTC or any Participant (each a "Beneficial Owner"), or any other person which is not shown on the bond register maintained by the Trustee as being a registered holder, with respect to the accuracy of any records maintained by DTC or any Participant; the payment of DTC or any Participant of any amount in respect of the principal of or interest on the Series 2028 Bonds or the Series 2003 Bonds, as the case may be; any notice which is permitted or required to be given to registered holders under the Indenture of Series 2028 Bonds or the Series 2003 Bonds, as the case may be; or any consent given or other action taken by DTC as bondholder. The Trustee shall pay all principal of and interest on the Bonds registered in the name of Cede & Co. only to or "upon the order of" DTC (as that term is used in the Uniform Commercial Code as adopted in Minnesota and New York), and all such payments shall be valid and effective to fully satisfy and discharge the Company's obligations with respect to the principal of and interest on such Series 2028 Bonds or the Series 2003 Bonds, as the case may be, to the extent of the sum or sums so paid. Except as otherwise provided in Sections 2.07(c) and (g) below, no person other than DTC shall receive authenticated bond certificates evidencing the obligation of the Company to make payments of principal of and interest on the Series 2028 Bonds or the Series 2003 Bonds, as the case may be. Upon delivery by DTC to the Trustee of written notice to the effect that DTC has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions of the Indenture with respect to transfers of bonds, the word "Cede & Co." in this Supplemental Trust Indenture shall refer to such new nominee of DTC.

    (c) If the Company in its discretion determines that it is in the best interest of the Beneficial Owners that they be able to obtain bond certificates, the Company may notify DTC and the Trustee, whereupon DTC will notify the Participants of the availability through DTC of bond certificates. In such event, the Trustee shall issue, transfer and exchange bond certificate as requested by DTC in appropriate amounts pursuant to Article II of the 1937 Indenture prior to the Effective Date, Article II of the Restated Indenture on and after the Effective Date and Section 2.04 of this Supplemental Trust Indenture. The Company shall pay all costs in connection with the production of bond certificates if the Company makes such a determination under this Section 2.07(c). DTC may determine to discontinue providing its services with respect to the Series 2028 Bonds or the Series 2003 Bonds at any time by giving written notice to the Company and the Trustee and discharging its responsibilities with respect thereto under applicable law. Under such circumstances (if there is no successor book-entry depository), the Company and the Trustee shall be obligated (at the sole cost and expense of the Company) to deliver bond certificates for such Series 2028 Bonds or Series 2003 Bonds, as the case may be, as described in this Supplemental Trust Indenture. If bond certificates are issued, the provisions of the Indenture shall apply to, among other things, the transfer and exchange of such certificates and the method of payment and principal of and interest on such certificates. Whenever DTC requests the Company and the Trustee to do so, the Company will direct the Trustee (at the sole cost and expense of the Company) to cooperate with DTC in taking appropriate action after reasonable notice (1) to make available one or more separate certificates evidencing the

Series 2028 Bonds or the Series 2003 Bonds, as the case may be, to any Participant or (2) to arrange for another book-entry depository to maintain custody of certificates evidencing the Series 2028 Bonds or the Series 2003 Bonds, as the case may be, registered in the name of Cede & Co. Any successor book-entry depository must be a clearing agency registered with the Securities and Exchange Commission pursuant to Section 17A of the Securities Exchange Act of 1934 and must enter into an agreement with the Company and the Trustee agreeing to act as the depository and clearing agency for the Series 2028 Bonds or the Series 2003 Bonds, as the case may be, (except as provided in Section 2.07(g) below). After such agreement has become effective, DTC shall present the Series 2028 Bonds or the Series 2003 Bonds, as the case may be, for registration of transfer in accordance with Section 12 of Article II of the 1937 Indenture prior to the Effective Date and Section 2.12 of the Restated Indenture on and after the Effective Date, and the Trustee shall register them in the name of the successor book-entry depository or its nominee. If a successor book-entry depository has not accepted such position before the effective date of DTC's termination of its services, the book-entry system shall automatically terminate and may not be reinstated without the consent of all registered holders of the Series 2028 Bonds or the Series 2003 Bonds, as the case may be.

    (d) Notwithstanding any other provision of this Supplemental Trust Indenture to the contrary, so long as any Series 2028 Bonds are registered in the name of Cede & Co., as nominee of DTC, all payments with respect to the principal of and interest on such Series 2028 Bonds and all notices with respect to such Series 2028 Bonds shall be made and given, respectively, to DTC as provided in the representation letter dated as of the date of delivery of the Series 2028 Bonds among DTC, the Company and the Trustee. The Trustee is hereby authorized and directed to comply with all terms of the representation letter.

    Notwithstanding any other provision of this Supplemental Trust Indenture to the contrary, so long as any Series 2003 Bonds are registered in the name of Cede & Co., as nominee of DTC, all payments with respect to the principal of and interest on such Series 2003 Bonds and all notices with respect to such Series 2003 Bonds shall be made and given, respectively, to DTC as provided in the representation letter dated as of the date of delivery of the Series 2003 Bonds among DTC, the Company and the Trustee. The Trustee is hereby authorized and directed to comply with all terms of the representation letter.

    (e) In connection with any notice or other communication to be provided pursuant to the Indenture for the Series 2028 Bonds or the Series 2003 Bonds by the Company or the Trustee with respect to any consent or other action to be taken by the registered holders of the Series 2028 Bonds or the Series 2003 Bonds, the Company or the Trustee, as the case may be, shall seek to establish a record date to the extent permitted by the Indenture for such consent or other action and give DTC notice of such record date not less than fifteen (15) calendar days in advance of such record date to the extent possible. Such notice to DTC shall be given only when DTC is the sole registered holder.

    (f) NEITHER THE COMPANY NOR THE TRUSTEE WILL HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO THE PARTICIPANTS OR THE BENEFICIAL OWNERS WITH RESPECT TO (1) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY PARTICIPANT; (2) THE PAYMENT BY DTC OR ANY PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OF OR INTEREST ON THE BONDS; (3) THE DELIVERY BY DTC OR ANY PARTICIPANT OF ANY NOTICE TO ANY BENEFICIAL OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE INDENTURE TO BE GIVEN TO REGISTERED HOLDERS; OR (4) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC AS A REGISTERED HOLDER.

    SO LONG AS CEDE & CO. IS THE REGISTERED HOLDER OF THE SERIES 2028 BONDS AS NOMINEE OF DTC, REFERENCES HEREIN TO REGISTERED HOLDERS OF SERIES 2028 BONDS SHALL MEAN CEDE & CO. AND SHALL NOT MEAN THE BENEFICIAL OWNERS OF THE SERIES 2028 BONDS NOR DTC PARTICIPANTS.

    SO LONG AS CEDE & CO. IS THE REGISTERED HOLDER OF THE SERIES 2003 BONDS AS NOMINEE OF DTC, REFERENCES HEREIN TO REGISTERED HOLDERS OF SERIES 2003 BONDS SHALL MEAN CEDE & CO. AND SHALL NOT MEAN THE BENEFICIAL OWNERS OF THE SERIES 2003 BONDS NOR DTC PARTICIPANTS.

    (g) The Company, in its sole discretion, may terminate the services of DTC with respect to the Series 2028 Bonds and/or Series 2003 Bonds if the Company determines that: (i) DTC is unable to discharge its responsibilities with respect to the such Bonds; or (ii) a continuation of the requirement that all of the outstanding Series 2028 Bonds or Series 2003 Bonds, as the case may be, must be registered with the registration books kept by the Trustee in the name of Cede & Co., as nominee of DTC, is not in the best interest of the Beneficial Owners of the Series 2028 Bonds or Series 2003 Bonds, as the case may be. After such event and if no substitute book-entry depository is appointed by the Company, bond certificates will be delivered as described in the Indenture.

    (h) Upon the termination of the services of DTC with respect to the Series 2028 Bonds and/or the Series 2003 Bonds pursuant to subsections (c) or (g) of this Section 2.07 after which no substitute book-entry depository is appointed, the Series 2028 Bonds or Series 2003 Bonds, as the case may be, shall be registered in whatever name or names holders transferring or exchanging Series 2028 Bonds or Series 2003 Bonds, as the case may be, shall designate in accordance with the provisions of the Indenture.

                                  ARTICLE III.
                      APPOINTMENT OF AUTHENTICATING AGENT.

    SECTION 3.01. The Trustee shall, if requested in writing so to do by the Company, promptly appoint an agent or agents of the Trustee who shall have authority to authenticate registered Bonds, in the name and on behalf of the Trustee. Such appointment by the Trustee shall be evidenced by a certificate of a vice-president of the Trustee delivered to the Company prior to the effectiveness of such appointment.

    SECTION 3.02. (a) Any such authenticating agent shall be acceptable to the Company and at all times shall be a corporation which is organized and doing business under the laws of the United States or of any State, is authorized under such laws to act as authenticating agent, has a combined capital and surplus of at least $10,000,000, and is subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 3.02 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

    (b) Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which any authenticating agent shall be a party, or any corporation succeeding to the corporate agency business of any authenticating agent, shall continue to be the authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or the authenticating agent.

    (c) Any authenticating agent at any time may resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time, and upon written request of the Company to the Trustee shall, terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible in accordance with the provisions of this Section 3.02, the Trustee, unless otherwise requested in writing by the Company, promptly shall appoint a successor authenticating agent, which shall be acceptable to the Company. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties, and responsibilities of its predecessor hereunder, with like effect as if originally named. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 3.02.

    (d) The Trustee agrees to pay to any authenticating agent, appointed in accordance with the provisions of this Section 3.02, reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments.

    SECTION 3.03. If an appointment is made pursuant to this Article III, the registered Bonds, shall have endorsed thereon, in addition to the Trustee's Certificate, an alternate Trustee's Certificate in the following form:

    This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.
                                              HARRIS TRUST AND SAVINGS BANK,
                                                                   as Trustee,

                                          By
                                                  Authenticating Agent,

                                          By
                                                   Authorized Officer.

    SECTION 3.04. No provision of this Article III shall require the Trustee to have at any time more than one such authenticating agent for any one State or to appoint any such authenticating agent in the State in which the Trustee has its principal place of business.

                                  ARTICLE IV.
        FINANCING STATEMENT TO COMPLY WITH THE UNIFORM COMMERCIAL CODE.

    SECTION 4.01. The name and address of the debtor and secured party are set forth below:

           Debtor: Northern States Power Company
                  414 Nicollet Mall
                  Minneapolis, Minnesota 55401

           Secured Party: Harris Trust and Savings Bank, Trustee
                       111 West Monroe Street
                       Chicago, Illinois 60603

    NOTE: Northern States Power Company, the debtor above named, is "a transmitting utility" under the Uniform Commercial Code as adopted in Minnesota, North Dakota and South Dakota.

    SECTION 4.02. Reference to Article I hereof is made for a description of the property of the debtor covered by this Financing Statement with the same force and effect as if incorporated in this Section at length.

    SECTION 4.03. The maturity dates and respective principal amounts of obligations of the debtor secured and presently to be secured by the Indenture, reference to all of which for the terms and conditions thereof is hereby made with the same force and effect as if incorporated herein at length, are as follows.

FIRST MORTGAGE BONDS                                                          PRINCIPAL AMOUNT
----------------------------------------------------------------------------  ----------------
Series due February 1, 1999.................................................   $  200,000,000
Series due October 1, 2001..................................................   $  150,000,000
Series due December 1, 2000.................................................   $  100,000,000
Series due March 1, 2002....................................................   $   50,000,000
Series due February 1, 2003.................................................   $   50,000,000
Series due April 1, 2003....................................................   $   80,000,000
Series due December 1, 2005.................................................   $   70,000,000
Resource Recovery Series I..................................................   $   18,400,000
Pollution Control Series J..................................................   $    5,450,000
Pollution Control Series K..................................................   $    3,400,000

FIRST MORTGAGE BONDS                                                          PRINCIPAL AMOUNT
----------------------------------------------------------------------------  ----------------
Pollution Control Series L..................................................   $    4,850,000
Series due July 1, 2025.....................................................   $  250,000,000
Pollution Control Series M..................................................   $   60,000,000
Pollution Control Series N..................................................   $   27,900,000
Pollution Control Series O..................................................   $   50,000,000
Pollution Control Series P..................................................   $   50,000,000
Series due March 1, 2028....................................................   $  150,000,000
Series due March 1, 2003....................................................   $  100,000,000

    SECTION 4.04. This financing Statement is hereby adopted for all of the First Mortgage Bonds of the series mentioned above secured by said Indenture.

    SECTION 4.05. The 1937 Indenture and the prior Supplemental Trust Indentures, as set forth below, have been filed or recorded in each and every office in the States of Minnesota, North Dakota, and South Dakota designated by law for the filing or recording thereof in respect of all property of the Company subject thereto:

    Original Indenture
      Dated February 1, 1937

    Supplemental Indenture
      Dated June 1, 1942

    Supplemental Indenture
      Dated February 1, 1944

    Supplemental Indenture
      Dated October 1, 1945

    Supplemental Indenture
      Dated July 1, 1948

    Supplemental Indenture
      Dated August 1, 1949

    Supplemental Indenture
      Dated June 1, 1952

    Supplemental Indenture
      Dated October 1, 1954

    Supplemental Indenture
      Dated September 1, 1956

    Supplemental Indenture
      Dated August 1, 1957

    Supplemental Indenture
      Dated July 1, 1958

    Supplemental Indenture
      Dated December 1, 1960

    Supplemental Indenture
      Dated August 1, 1961

    Supplemental Indenture
      Dated June 1, 1962

    Supplemental Indenture
      Dated September 1, 1963

    Supplemental Indenture
      Dated August 1, 1966

    Supplemental Indenture
      Dated June 1, 1967

    Supplemental Indenture
      Dated October 1, 1967

    Supplemental Indenture
      Dated May 1, 1968

    Supplemental Indenture
      Dated October 1, 1969

    Supplemental Indenture
      Dated February 1, 1971

    Supplemental Indenture
      Dated May 1, 1971

    Supplemental Indenture
      Dated February 1, 1972

    Supplemental Indenture
      Dated January 1, 1973

    Supplemental Indenture
      Dated January 1, 1974

    Supplemental Indenture
      Dated September 1, 1974

    Supplemental Indenture
      Dated April 1, 1975

    Supplemental Indenture
      Dated May 1, 1975

    Supplemental Indenture
      Dated March 1, 1976

    Supplemental Indenture
      Dated June 1, 1981

    Supplemental Indenture
      Dated December 1, 1981

    Supplemental Indenture
      Dated May 1, 1983

    Supplemental Indenture
      Dated December 1, 1983

    Supplemental Indenture
      Dated September 1, 1984

    Supplemental Indenture
      Dated December 1, 1984

    Supplemental Indenture
      Dated May 1, 1985

    Supplemental Indenture
      Dated September 1, 1985

    Supplemental and Restated Indenture
      Dated May 1, 1988

    Supplemental Indenture
      Dated July 1, 1989

    Supplemental Indenture
      Dated June 1, 1990

    Supplemental Indenture
      Dated October 1, 1992

    Supplemental Indenture
      Dated April 1, 1993

    Supplemental Indenture
      Dated December 1, 1993

    Supplemental Indenture
      Dated February 1, 1994

    Supplemental Indenture
      Dated October 1, 1994

    Supplemental Indenture
      Dated June 1, 1995

    Supplemental Indenture
      Dated April 1, 1997

    SECTION 4.06. The property covered by this Financing Statement also shall secure additional series of First Mortgage Bonds of the debtor which may be issued from time to time in the future in accordance with the provisions of the Indenture.

                                   ARTICLE V.
                            AMENDMENTS TO INDENTURE.

    SECTION 5.01. Each holder or registered owner of a bond of any series originally authenticated by the Trustee and originally issued by the Company subsequent to May 1, 1985 and of any coupon pertaining to any such bond, by the acquisition, holding or ownership of such bond and coupon, thereby consents and agrees to, and shall be bound by, the provisions of Article VI of the Supplemental Indenture dated May 1, 1985. Each holder or registered owner of a bond of any series (including the Series 2028 Bonds and the Series 2003 Bonds) originally authenticated by the Trustee and originally issued by the Company subsequent to May 1, 1988 and of any coupon pertaining to such bond, by the acquisition, holding or ownership of such bond and coupon, thereby consents and agrees to, and shall be bound by, the provisions of the Supplemental and Restated Trust Indenture dated May 1, 1988 upon the Effective Date.

                                  ARTICLE VI.
                                 MISCELLANEOUS.

    SECTION 6.01. The recitals of fact herein, except the recital that the Trustee has duly determined to execute this Supplemental Trust Indenture and be bound, insofar as it may lawfully so do, by the provisions hereof and in the bonds shall be taken as statements of the Company and shall not be construed as made by the Trustee. The Trustee makes no representations as to value of any of the property subjected to the lien of the Indenture, or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby and hereby, or as to the validity of this Supplemental Trust Indenture or of the bonds issued under the Indenture by virtue hereof (except the Trustee's certificate), and the Trustee shall incur no responsibility in respect of such matters.

    SECTION 6.02. This Supplemental Trust Indenture shall be construed in connection with and as a part of the 1937 Indenture, as supplemented by the Supplemental Trust Indentures dated June 1, 1942, February 1, 1944, October 1, 1945, July 1, 1948, August 1, 1949, June 1, 1952, October 1, 1954, September 1,
1956,  August 1, 1957, July  1, 1958, December 1, 1960,  August 1, 1961, June 1,
1962, September 1, 1963, August 1, 1966,  June 1, 1967, October 1, 1967, May  1,
1968, October 1, 1969, February 1, 1971, May 1, 1971, February 1, 1972, January 1, 1973, January 1, 1974, September 1, 1974, April 1, 1975, May 1, 1975, March
1,  1976,  June  1, 1981,  December  1, 1981,  May  1, 1983,  December  1, 1983,
September 1, 1984, December 1, 1984, May 1, 1985,

September 1, 1985, the Supplemental and Restated Trust Indenture dated May 1, 1988 and the Supplemental Trust Indentures dated July 1, 1989, June 1, 1990, October 1, 1992, April 1, 1993, December 1, 1993, February 1, 1994, October 1, 1994, June 1, 1995, April 1, 1997 and March 1, 1997.

    SECTION 6.03. (a) If any provision of this Supplemental Trust Indenture limits, qualifies, or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939 (as enacted prior to the date of this Supplemental Trust Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provisions shall control.

    (b) In case any one or more of the provisions contained in this Supplemental Trust Indenture or in the bonds issued hereunder should be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced, or disturbed thereby.

    SECTION 6.04. Wherever in this Supplemental Trust Indenture the word "Indenture" is used without the prefix, "1937," "Original" or "Supplemental", such word was used intentionally to include in its meaning both the 1937 Indenture and all indentures supplemental thereto.

    SECTION 6.05. Wherever in this Supplemental Trust Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Trust Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

    SECTION 6.06. (a) This Supplemental Trust Indenture may be executed simultaneously in several counter-parts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

    (b) The Table of Contents and the descriptive headings of the several Articles of this Supplemental Trust Indenture were formulated, used, and inserted in this Supplemental Trust Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
                                 --------------

    The amount of obligations to be issued forthwith under the Indenture is $250,000,000.
                                 --------------

    IN WITNESS WHEREOF, on this 10th day of March, A.D. 1998, NORTHERN STATES POWER COMPANY, a Minnesota corporation, party of the first part, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Trust Indenture dated March 1, 1998, to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf, and HARRIS TRUST AND SAVINGS BANK, an Illinois corporation, as Trustee, party of the second part, to evidence its acceptance of the trust hereby created, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Trust Indenture dated March 1, 1998, to be signed by its President, a Vice President, or an Assistant Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf.

                                          NORTHERN STATES POWER COMPANY,

                                          BY EDWARD J. MCINTYRE, VICE PRESIDENT

Attest:

SUTTON A. PLOMBON, ASSISTANT SECRETARY.

Executed by Northern States
Power Company in presence of:

                                                                (CORPORATE SEAL)

MARY SCHELL, WITNESS

KEN BODELL, WITNESS                               HARRIS TRUST AND SAVINGS BANK,
                                                                      as Trustee

                                          BY K. HEALEY, VICE PRESIDENT

Attest:

D. G. DONOVAN, ASSISTANT SECRETARY.

Executed by Harris Trust and Savings
Bank in presence of:

                                                                (CORPORATE SEAL)

J. KINNEY, WITNESS

R. JOHNSON, WITNESS

STATE OF MINNESOTA
COUNTY OF HENNEPIN    ss.:

    On this 10th day of March, A.D. 1998, before me, FAYE WAHLSTRAND, a Notary Public in and for said County in the State aforesaid, personally appeared EDWARD
J. MCINTYRE and SUTTON A. PLOMBON, to me personally known, and to me known to be Vice President and Assistant Secretary, respectively, of Northern States Power Company, one of the corporations described in and which executed the within and foregoing instrument, and who, being by me severally duly sworn, each did say that he, the said EDWARD J. MCINTYRE is Vice President, and she, the said SUTTON
A. PLOMBON, is Assistant Secretary, of said Northern States Power Company, a corporation; that the seal affixed to the within and foregoing instrument is the corporate seal of said corporation, and that said instrument was executed in behalf of said corporation by authority of its board of directors; and said EDWARD J. MCINTYRE and SUTTON A. PLOMBON each acknowledged said instrument to be the free act and deed of said corporation and that such corporation executed the same.

    WITNESS my hand and notarial seal this 10th day of March, A.D. 1998.

FAYE WAHLSTRAND
NOTARY PUBLIC, HENNEPIN COUNTY, MINN.
MY COMMISSION EXPIRES JANUARY 31, 2000

                        (NOTARIAL SEAL)

STATE OF MINNESOTA
COUNTY OF HENNEPIN    ss.:

    EDWARD J. MCINTYRE and SUTTON A. PLOMBON, being severally duly sworn, each deposes and says that he, the said EDWARD J. MCINTYRE, is Vice President, and she, the said SUTTON A. PLOMBON, is Assistant Secretary, of Northern States Power Company, the corporation described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagor; and each for himself further says that said Supplemental Trust Indenture was executed in good faith, and not for the purpose of hindering, delaying, or defrauding any creditor of the said mortgagor.

    Subscribed and sworn to before me this 10th day of March, A.D. 1998.

FAYE WAHLSTRAND
NOTARY PUBLIC, HENNEPIN COUNTY, MINN.
MY COMMISSION EXPIRES JANUARY 31, 2000

                        (NOTARIAL SEAL)

STATE OF ILLINOIS
COUNTY OF COOK     ss.:

    On this 10th day of March, A.D. 1998, before me, M. TINERELLA, a Notary Public in and for said County in the State aforesaid, personally appeared K. HEALEY and D.G. DONOVAN, to me personally known, and to me known to be Vice President and Assistant Secretary, respectively, of Harris Trust and Savings Bank, one of the corporations described in and which executed the within and foregoing instrument, and who, being by me severally duly sworn, each, did say that he, the said K. HEALEY, is Vice President, and he, the said D.G. DONOVAN, is Assistant Secretary, of said Harris Trust and Savings Bank, a corporation; that the seal affixed to the within and foregoing instrument is the corporate seal of said corporation, and that said instrument was executed in behalf of said corporation by authority of its board of directors; and said K. HEALEY and D.G. DONOVAN each acknowledged said instrument to be the free act and deed of said corporation and that such corporation executed the same.

    WITNESS my hand and notarial seal this 10th day of March, A.D. 1998.

                                          M. TINERELLA
                                          NOTARY PUBLIC, COOK COUNTY, ILLINOIS.
                                          MY COMMISSION EXPIRES MAY 21, 2001

(NOTARIAL SEAL)

STATE OF ILLINOIS
COUNTY OF COOK     ss.:

    K. HEALEY and D.G. DONOVAN, being severally duly sworn, each for himself deposes and says that he, the said K. HEALEY, is Vice President, and he, the said D.G. DONOVAN, is Assistant Secretary, of Harris Trust and Savings Bank, the corporation described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagor; and each for himself further says that said Supplemental Trust Indenture was executed in good faith, and not for the purpose of hindering, delaying, or defrauding any creditor of the mortgagor.

    Subscribed and sworn to before me this 10th day of March, A.D. 1998.

K. HEALEY
D.G. DONOVAN

                                          M. TINERELLA
                                          NOTARY PUBLIC, COOK COUNTY, ILLINOIS.
                                          MY COMMISSION EXPIRES MAY 21, 2001

(NOTARIAL SEAL)

                                   SCHEDULE A

    The property referred to in Article I of the foregoing Supplemental Trust Indenture from Northern States Power Company to Harris Trust and Savings Bank, Trustee, made as of March 1, 1998, includes the following property hereinafter more specifically described. Such description, however, is not intended to limit or impair the scope or intention of the general description contained in the granting clauses or elsewhere in the Original Indenture.

                    I.  PROPERTIES IN THE STATE OF MINNESOTA

    The following described real property, situate, lying and being in the County of Chisago, to-wit:

    1. That part of the Northwest Quarter of the Northwest Quarter of Section 29, Township 33 North, Range 21 West, described as follows: Beginning at the Northwest corner of Section 29; thence East (assumed bearing) along the North line of said Section 29 a distance of 279.40 feet; thence South 26 degrees 56 minutes East, a distance of 518.27 feet; thence North 63 degrees 11 minutes East a distance of 35.00 feet; thence South 26 degrees 56 minutes East a distance of 14.00 feet; thence South 63 degrees 11 minutes West a distance of 611.07 feet to the West line of said Section 29; thence North 00 degrees 29 minutes 50 seconds West along the said West line a distance of 734.45 feet to the point of beginning.

    The following described real property, situate, lying and being in the County of Hennepin, to-wit:

    1. Lot 32 and the Easterly 17.4 feet of Lot 33 Koehler's Addition to Mound.

    The following described real property, situate, lying and being in the County of Washington, to-wit:

    1. Lots Five (5), Six (6), Seven (7), Eight (8), Nine (9), Ten (10),  Eleven
       (11) and Twelve (12), Block Eleven (11), of OAK PARK.

    2. Lots One (1), Two (2), Three (3), Four (4), Thirteen (13), Fourteen (14), Fifteen (15), and Sixteen (16), Block Eleven (11), OAK PARK.

    3. Lots Five (5), Six (6), Seven (7), and Eight (8), Block Twelve (12), OAK PARK.

                   II.  GAS DISTRIBUTION LINES OF THE COMPANY
                           IN THE STATE OF MINNESOTA

    1. Approximately 2,000 feet of 6" diameter, and approximately 7,000 feet of 4" diameter high pressure gas main, constructed in 1997 in Ramsey County, known as the 'Highway 10 Line', serving a portion of the community of Blaine in Anoka County, Minnesota.

                                 --------------

                         MORTGAGOR'S RECEIPT FOR COPY.

    The undersigned Northern States Power Company, the Mortgagor described in the foregoing Mortgage, hereby acknowledges that at the time of the execution of the Mortgage, Harris Trust and Savings Bank, Trustee, the Mortgagee described therein, surrendered to it a full, true, complete, and correct copy of said instrument, with signatures, witnesses, and acknowledgments thereon shown.

                                              NORTHERN STATES POWER COMPANY.

                                          BY EDWARD J. MCINTYRE, VICE PRESIDENT

Attest:

SUTTON A. PLOMBON, ASSISTANT SECRETARY

                                 --------------

    This instrument was drafted by Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.

    Tax statements for the real property described in this instrument should be sent to Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.